EQ ADVISORS TRUSTSM

EQ/QUALITY BOND PLUS PORTFOLIO – Class IA and IB Shares

SUPPLEMENT DATED JULY 31, 2012 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2012

This Supplement updates information contained in the Summary Prospectus dated May 1, 2012 of the EQ/Quality Bond PLUS Portfolio (“Portfolio”) of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about a change to the Portfolio’s benchmark from the Barclays U.S. Intermediate U.S. Government/Credit Index (“Intermediate Government/Credit Index”) to the Barclays U.S. Intermediate U.S. Government Bond Index (“Intermediate Government Bond Index”).

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As of the date of this supplement, the legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2012, as supplemented May 4, 2012, May 7, 2012, May 31, 2012, July 5, 2012, July 19, 2012, July 20, 2012 and July 31, 2012, and Statement of Additional Information (“SAI”), dated May 1, 2012, as supplemented May 4, 2012, May 15, 2012; and July 19, 2012; and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2011, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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On June 7, 2012, the Board of Trustees of the Trust (“Board”) approved a change to the Portfolio’s benchmark index. Information under the caption “EQ/Quality Bond PLUS Portfolio-Investments, Risks, and Performance – Risk/Return Bar Chart and Table-Average Annual Total Returns” hereby is deleted in its entirety and replaced with the following:

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Quality Bond PLUS Portfolio – Class IA Shares	2.27%	2.59%	3.38%
EQ/Quality Bond PLUS Portfolio – Class IB Shares	2.12%	2.37%	3.15%
Barclays Intermediate U.S. Government Bond Index	5.01%	5.77%	4.63%
Barclays Intermediate U.S. Government/Credit Index+	5.42%	6.01%	5.08%

+ Effective June 30, 2012, the Portfolio changed its broad-based benchmarks from the Barclays Intermediate U.S. Government/Credit Index to the Barclays Intermediate U.S. Government Bond Index. The Portfolio changed its benchmark because the investment manager believes the new benchmark represents a better comparison against which to measure the Portfolio’s performance. Performance information for the Portfolio shown above is as of June 30, 2012.

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